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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-51783) pertaining to the Denali Incorporated 1997 Incentive Stock Option Plan of our report dated March 16, 1999, with respect to the consolidated financial statements of Welna N.V. for the three years ended December 31, 1998 included in the current report on Form 8-K/A of Denali Incorporated.


                                           Deloitte & Touche

Enschede, Netherlands
September 14, 1999